UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2021 (September 6, 2021)

WILLSCOT MOBILE MINI HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4646 E Van Buren St., Suite 400

Phoenix, AZ 85008

(Address, including zip code, of principal executive offices)

(480) 894-6311

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market
Warrants to purchase common stock(1)	WSCTW	OTC Markets Group Inc.

(1) Issued in connection with the registrant’s acquisition of Modular Space Holdings, Inc. in August 2018, which are exercisable for one share of the registrant’s common stock at an exercise price of $15.50 per share.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Share Repurchase Agreement

On September 6, 2021, WillScot Mobile Mini Holdings Corp. (the “Company”) entered into a share repurchase agreement (the “Share Repurchase Agreement”) with Sapphire Holding S.à r.l. (the “Selling Stockholder”) pursuant to which the Company agreed to repurchase, directly from the Selling Stockholder, 2,379,839 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) (such repurchase, the “Share Repurchase”). The closing of the Share Repurchase is conditioned on the closing of a concurrent underwritten secondary offering by the Selling Stockholder of shares of the Company’s Common Stock (the “Secondary Offering”). The price per share to be paid by the Company in the Share Repurchase will equal the price at which the underwriters will purchase shares of Common Stock from the Selling Stockholder in the Secondary Offering. The Company expects to fund the Share Repurchase with borrowings under its ABL Credit Facility.

The description of the Share Repurchase Agreement in this report is qualified in its entirety by reference to the full text of the Share Repurchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Share Repurchase Agreement, dated September 6, 2021, by and between WillScot Mobile Mini Holdings Corp. and Sapphire Holdings, S.à r.l.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Mobile Mini Holdings Corp.

Dated: September 10, 2021	By:	/s/ Christopher J. Miner

Name: Christopher J. Miner

Title: Executive Vice President & Chief Legal Officer